Supplement to the
Fidelity® Limited Term Bond ETF
December 30, 2022
Summary Prospectus

Effective April 1, 2023, the Adviser reduced the fund's management fee. The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee A	0.25%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.25%
AAdjusted to reflect current fees.

1 year	$26
3 years	$80
5 years	$141
10 years	$318

T13-SUSTK-0423-101 1.9887762.101	April 1, 2023